SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549



                             FORM 8-K

                          CURRENT REPORT

             Pursuant to Section 13 or 15 (d) of the
                 Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):
                         January 25, 2000


                    CROWN RESOURCES CORPORATION
      (Exact name of registrant as specified in its charter)


      Washington             0-17480             84-1097086
   (State or other         (Commission       (I.R.S. Employer
   jurisdiction of         File Number)      Identification
    incorporation)                               Number)


        1675 Broadway, Suite 2400, Denver, Colorado 80202
             (Address of Principal Executive Offices)

  Registrant's telephone number,
  including area code:                           (303) 534-1030


       (Former name or former address, if changed since last report)

Item 5.  Other Events.
     On January 19, 2000 the Crown Jewel gold project received unfavorable rulings concerning the previously issued 401-Water Quality Permit and various water rights permits before Washington state's Pollution Control Hearings Board ("PCHB"). The PCHB ruled against the Department of Ecology and Battle Mountain Gold Company by upholding the appeal of the water rights and 401-Water Quality Permit by special interest groups challenging the project.


Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.


Exhibit
Number         Description
20.1           Crown Resources Corporation's Press Release dated ,
               2000.
99.1           Final Findings of Fact, Conclusions of Law and
               Order before the Pollution Control Hearings Board,
               State of Washington


                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CROWN RESOURCES CORPORATION



Dated:     January 25, 2000            By:  /s/ James R. Maronick
                                           James R. Maronick
                                        Chief Financial Officer


                       INDEX TO EXHIBITS



Exhibit
Number         Description                                       Page No.
20.1           Crown Resources Corporation's Press Release
               dated, 2000.



                            SIGNATURES

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


                                     CROWN RESOURCES CORPORATION



Dated:     January 25, 2000            By:/s/ James R. Maronick
                                           James R. Maronick
                                           Chief Financial Officer